SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 13, 2002

Tyson Foods, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State of incorporation or organization)

0-3400
(Commission File Number)

71-0225165
(IRS Employer Identification No.)

2210 West Oaklawn Drive, Springdale, AR 72762-6999
(479) 290-4000
(Address, including zip code, and telephone number, including area code, of
Registrant's principal executive offices)

Not applicable
(Former name, former address and former fiscal year, if applicable)

        Item 9. Regulation FD Disclosure.

        On August 13, 2002, each of the Chairman and Chief Executive Officer, John Tyson, and the Executive Vice President and Chief Financial Officer, Steven Hankins, of Tyson Foods, Inc. submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.  Under this Order, the Company was not required to file until December 27, 2002, but elected to certify its financial statements by the earlier August 14, 2002 date applicable to most large publicly traded companies.

        A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

        Limitation on Incorporation by Reference

        In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tyson Foods, Inc.

Date: August 13, 2002	By: /s/ Steven Hankins
Name: Steven Hankins
Title: Executive Vice President and
Chief Financial Officer

Tyson Foods, Inc.
Current Report On Form 8-K
Dated August 13, 2002

EXHIBIT INDEX
Exhibit No .	Description

99.1	Statement Under Oath of Chief Executive Officer

99.2	Statement Under Oath of Chief Financial Officer

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, John Tyson, Chairman and Chief Executive Officer of Tyson Foods, Inc., state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Tyson Foods, Inc., and, except as corrected or supplemented in a subsequent covered report:

  no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

  no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the audit committee of the board of directors of Tyson Foods, Inc.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

  The Annual Report on Form 10-K of Tyson Foods, Inc. for the year ended September 29, 2001;

  all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Tyson Foods, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

  any amendments to any of the foregoing.

/s/ John Tyson	Subscribed and sworn to
John Tyson	before me this 13th day of
August 13, 2002	August 2002.

__________________________
Notary Public

My Commission Expires:

STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Steven Hankins, Executive Vice President and Chief Financial Officer of Tyson Foods, Inc., state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Tyson Foods, Inc., and, except as corrected or supplemented in a subsequent covered report:

  no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

  no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the audit committee of the board of directors of Tyson Foods, Inc.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

  The Annual Report on Form 10-K of Tyson Foods, Inc. for the year ended September 29, 2001;

  all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Tyson Foods, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

  any amendments to any of the foregoing.

/s/ Steven Hankins	Subscribed and sworn to
Steven Hankins	before me this 13th day of
August 13, 2002	August 2002.

__________________________
Notary Public

My Commission Expires: